UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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the Securities Exchange Act of 1934 (Amendment No.           )

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LANTRONIX, INC.
(Name of Registrant as Specified In Its Charter)

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INDUSTRY LEADER IN SECURE
COMMUNICATIONS SOLUTIONS
Jerry Chase
Chief Executive Officer
Reagan Sakai
Chief Financial Officer
November 2010

 This presentation contains forward-looking statements, including statements concerning financial results, anticipated market growth, market size, market vision, product features and availability timing, competitive assessments, the Company’s expectations concerning its operating results for fiscal year 2011, second fiscal quarter 2011, and future revenues, margins and operating expenses. These forward-looking statements are based on current management expectations and are subject to risks and uncertainties that could cause actual reported results and outcomes to differ materially from those expressed in the forward-looking statements, including but not limited to: quarterly fluctuations in operating results; changing market conditions; government and industry standards; market acceptance of the Company’s products by its customers; pricing trends; actions by competitors; future revenues and margins; changes in the cost or availability of critical components; court approval of settlements in significant litigation; unusual or unexpected expenses; cash usage; and other factors that may affect financial performance. For a more detailed discussion of these and other risks and uncertainties, see the Company's recent SEC filings, including its Form 10-K for the fiscal year ended June 30, 2010 and Form 10-Q for the fiscal quarters ended March 31, 2010 and
 September 30, 2010. Viewers are cautioned not to place undue reliance on these forward-
 looking statements, which speak only as of the date hereof, and the company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances.
Safe Harbor Statement
November 2010 | Page 2 | © Lantronix 2010 - Confidential

• Founded: 1989
• Headquarters: Irvine, CA
• Business Segment:
 Networking
 and Communications
• Fiscal Year End: June 30th
• Employees: 115
Company Overview
Fiscal Q1 2011 Highlights (Fiscal year ends June 30th)
• Net Revenue of $12.1 million, up 11% YOY
• Non-GAAP net income of $228,000, or $0.02 per share
• Ninth consecutive quarter of non-GAAP net income
• Cash increased $383,000 to $10.5 million
Key Products
• Introduced AccessMyDevice™, a subscription-based
 service enabling equipment to be securely and
 remotely accessed behind firewalls from anywhere via
 a secure web browser.
The industry leader in secure communications solutions to
connect and control any type of equipment via the Internet
November 2010 | Page 3 | © Lantronix 2010 - Confidential

- Did not support strategy and growthplans
- Continuous GAAP and non-GAAP losses, aggregating $75 million and $35 million in that period

The New Strategy

- **Customer-driven Products**
  - Products developed in partnership with customers and their needs
  - End-of-life for lackluster products
  - Early momentum for new products including XPort Pro, SpiderDuo, ManageLinx Platform, EDS1100/2100

The Future

- **AccessMyDevice**
  - Managed service with recurring revenue stream
  - Software-only, "in the cloud" solution
  - Spans all LTRX products, with built-in hooks to support competitive products and complementary technologies
- **Healthcare Industry Focus**.

Our Path to Growth
Where We Were
2003 - 2007
• Lost Generation of Products.
 Period of failed products:
 o Did not meet customer
 needs
• Financials:
 o Negative cash flow
 o Limited liquidity reserves
 and options
• Strategic Issues.
 o Management team in
 disarray
 o Lack of unified strategy and
 vision
Where We Are
2008 - 2010
Where We’re Going
2010+
• Financial Stability
 o Reduced operating
 expenses
 o Increased gross margins
 o Non-GAAP profitability 9
 consecutive quarters
 o Improved cash position
 o Multi-billion dollar market
 opportunity with no category
 leader
 o Fits with existing product
 architecture
 o New hires: Medical industry
 veterans in sales, marketing,
 business development
 o Existing marquee medical
 customer base
November 2010 | Page 4 | © Lantronix 2010 - Confidential

LANTRONIX

accessmydevice

Applications
(vertical-specific software apps from OEMs / VARs)

Healthcare	Industrial	Security	Energy	IT / Data Center	Transportation	Government

Device Intelligence
Device diagnostics – Control & Automation – Status & Monitoring
Protocol Conversion - Upgrades & Configuration – Location & Tracking

Network Connectivity
Connection Set-up & Management – Device Access – Auditing – Traffic Management
Network Optimization – Encryption - Network Security/Authentication

Enablement Technology
Wireline – Wireless WAN – Wireless LAN – Wireless PAN

VALUE

Standards-based enterprise mechanisms
(SOA, XML, HL7, Web services, etc.) that allow
“backend” applications easy access to devices
Moving Up The Value Chain
November 2010 | Page 5 | © Lantronix 2010 - Confidential

What is AccessMyDevice.com?
 • Enterprise-grade, industrial strength remote access service.
 • “In the cloud” software-based solution
What does it do?
 • Allows users to easily and securely view, manage, control, and service virtually any PC, server, machine, or electronic device from a web browser.
Benefits
 •  Reduced service costs
 •  Remote manageability from anywhere with Internet access
 •  Easier to manage and configure than VPN
 •  No reconfiguration of network
 •  No opening up of ports / Safer than port forwarding
 •  Easy to use
Who is it for?
 • Users: Business and technology professionals.
 • Industries: Designed to work across all industries, all company sizes, in any location around the world.
Business Model
 • Low-cost, on-demand monthly subscription service
November 2010 | Page 6 | © Lantronix 2010 - Confidential
AccessMyDevice - Value Proposition

accessmydevice.com
Lantronix
Microprocessing
Competitors

The Lantronix Solutions Architecture
External Products since 2009
Texas Instruments
Renesas
Others on a prioritized basis
Competitor 1
Competitor 2
Other existing / future comp
November 2010 | Page 7 | © Lantronix 2010 - Confidential
Embedded Products since 2009
All Future Products

Clients
Smart Phone
PC
Laptop
SSL
SSL
SSL
Cloud Storage
Google App Engine
AccessMyDevice
Portal
VIP Access - Secure Tunn
vip access
Device
RS-232
Microprocessor
/w VIPAccess

Ex: AccessMyDevice & Microprocessor
November 2010 | Page 8 | © Lantronix 2010 - Confidential

2010	2011	2012	2013	2014	Total
ARRA	$1B	$3B	$4B	$4B	$5B	$17B
%Connect	7%	7%	7%	7%	7%	
SAM	$70M	$210M	$280M	$280M	$350M	$1.2B

National Health Expenditures[1], 1980 - 2018[2]

$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Billions
80 90 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18

Medical Market Opportunity Growth Drivers
• Aging population: 13,000 US adults turn 60 each day for the next 20 years
• Increased efficiency for medical care being driven by medical device and
 Health Information Technology investment ($225B for Hospital IT in 2009)
• American Recovery and Re-investment Act ($17B for Electronic Healthcare)
• Congressional Budget Office states total spending on health was 16% of
 GDP in 2007 and predicts 25% GDP by 2025
Source: Centers for Medicare & Medicaid
Services, Office of the Actuary. Data released
February 23, 2009.
Incremental Served Market
Opportunity
Medical Device Connectivity
November 2010 | Page 9 | © Lantronix 2010 - Confidential

Where we Participate - HIT Networks
Hospital Information Technology
(HIT) Network
Respiratory
Gateway
Infusion Pump
Gateway
Glucose Meter
Gateway
Patient Room
Proprietary
I/F
HL7 I/F
Proprietary
I/F
HL7 I/F
Hospital
Health Record System
Other
Hospital
Systems
Proprietary to
HL7 Gateway
Patient Room
Respiratory
Gateway
LTRX
Gateway
Device Server
or software
With Serial to HL7
Lantronix Confidential
November 2010 | Page 10 | © Lantronix 2010 - Confidential

LTRX
EDS-MD

EDS-MD aggregatesthe deviceserver and middleware

Devices
HIT System
Making data
“Network-ready”
Making data
“Application-ready”
Delivering
“Actionable data”
LTRX
Device
Server
Patient
in wired or wireless environments (our “box”
product)
Driving Connectivity to the Point-of-Care
November 2010 | Page 11 | © Lantronix 2010 - Confidential

LANTRONIX

BOSCH	ExxonMobil	hp	LIFESCAN	Hilton
GE Security	BOEING	CITRIX	GE Healthcare	FOXWOODS
Honeywell	FritoLay	IBM	Henry Ford Health System	Holiday Inn
ADT	PEPSI	Raritan.	gsk GlaxoSmithKline	Harrah's
Ingersoll Rand	Coca-Cola	NetApp	MAYO CLINIC	Sheraton
	bp	Sun microsystems	Bausch & Lomb

World Class Customer Base
Security (800+ customers)

Manufacturing (1,200+ customers)

IT / Data Center (1,100+ customers)

Medical (650+ customers)

Hosp & Leisure (100+ customers)

Over 2 million devices connected, across 10,000+ customers worldwide
November 2010 | Page 12 | © Lantronix 2010 - Confidential

$14
$12
$10
$8
$6
$4
$2
$0
12.9
11.5
10.7
12.1
11.4
11.8
11.0
12.2
FQ2
FQ3
FQ4
FQ1'11 vs FQ1'10
FY'09
FY'10

Quarterly Revenue
$ in Millions
• FQ1’11 YOY growth of 11%; sequential growth of 3%
• FQ4’10 YOY growth of 4%
November 2010 | Page 13 | © Lantronix 2010 - Confidential

54.0%
52.0%
50.0%
48.0%
46.0%
44.0%
42.0%
40.0%
49.8%
51.3%
51.2%
50.5%
52.2%
52.0%
FY05
FY06
FY07
FY08
FY09
FY10

Gross Margin
$ in Millions
• Gross Margin % remains 50% plus
• GM expansion: fixed overhead absorption, product cost & spending reductions
November 2010 | Page 14 | © Lantronix 2010 - Confidential

$4.0
$3.0
$2.0
$1.0
$0.0
($1.0)
($2.0)
($1.4)
($0.5)
$0.1
$2.9
$1.6
FY06
FY07
FY08
FY09
FY10

Non-GAAP Profitability
$ in Millions
• Non-GAAP profitable in FY10
• Eight consecutive quarters of non-GAAP profitability (10 of last 11 quarters)
November 2010 | Page 15 | © Lantronix 2010 - Confidential

• Addressing growing markets with AccessMyDevice and
 medical-vertical focus
• New products beginning to contribute to revenue
• Strong order rates across verticals, geographies,
 product lines
• Nine consecutive quarters of “cash earnings”
• Strong balance sheet
Summary
November 2010 | Page 16 | © Lantronix 2010 - Confidential

INDUSTRY LEADER IN SECURE
COMMUNICATIONS SOLUTIONS
THANK YOU